Your Imagination, Our Innovation Avago to Acquire Broadcom Creates World’s Leading Diversified Communications Semiconductor Company Investor Presentation May 28, 2015 Exhibit 99.3

Your Imagination, Our Innovation
Cautions Regarding Forward-Looking Statements
Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as
amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Avago, Broadcom, Pavonia Limited (“HoldCo”), Safari Cayman
LP (“New LP”), the proposed transactions and other matters.  These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Avago and Broadcom, as well as assumptions made by, and information currently available to, such management.  Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,”
“plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions.  These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control.
Therefore, you should not place undue reliance on such statements.
Factors which could cause actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the shareholders of Avago or Broadcom for the transaction are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Avago or Broadcom; (5) the ability of Avago and Broadcom to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses and the indebtedness planned to be incurred in connection
with the transaction; and (10) legislative, regulatory and economic developments.   The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Broadcom’s and Avago’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, respectively, and
Broadcom’s and Avago’s more recent reports filed with the SEC.  Neither Broadcom nor Avago undertakes any intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Your Imagination, Our Innovation
Strategically and Financially Compelling Transaction
Significantly enhances long-term shareholder value for both companies
Creates world’s leading diversified communications semiconductor company
Non-GAAP metrics exclude, where applicable, amortization of intangibles, restructuring charges, stock-based compensation, discontinued operations and loss on extinguishment of debt.
Broad portfolio of category-leading franchises
Levered to numerous secular growth trends
$750 million of run rate cost synergies
Immediately accretive to non-GAAP EPS and free cash flow

intel
QUALCOMM
AVAGO TECHNOLOGIES + BROADCOM
TEXAS INSTRUMENTS
NXP + freescale
BROADCOM
ST
MEDIATEK
AVAGO TECHNOLOGIES
RENESAS

Your Imagination, Our Innovation
Creates a Global Semiconductor Leader
LTM Revenue ($B)
Source: Company filings as of May 27, 2015
Combined enterprise value of $77 billion

$55.9
$27.5
$15.1
$13.2
$10.5
$8.5
$7.3
$6.9
$6.6
$6.6

Your Imagination, Our Innovation
World’s Leading Diversified Communications
Semiconductor Company
Avago (1)
LTM Rev: $6.6B
Wired Infrastructure
Enterprise Storage
Wireless Comm
Industrial & Other
Broadband &
Connectivity
Infrastructure &
Networking
LTM Rev: $8.5B
LTM Rev: $15.1B
Enterprise Storage
Wireless Comm
Wired Infrastructure
Industrial & Other
Broadcom Combined (2)
(1) Avago financials are pro forma for a full year of impact from the acquisition of Emulex and PLX
(2)

Infrastructure & Networking and Broadband are included in Wired Infrastructure segment; Connectivity is included in Wireless segment

AVAGO						BROADCOM				
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

AVAGO TECHNOLOGIES

Your Imagination, Our Innovation
Broad Portfolio of Category-Leading Franchises
Leading
Positions
Key Customers

RF Fiber Optics ASIC Optocouplers HDD
Storage
Connectivity
Wireless
Combo Set Top Box Broadband
Ethernet
Switching PHY

Your Imagination, Our Innovation
Levered to Numerous Secular Growth Trends
LTE  Transition Datacenter Spending
IP Traffic Connected Home / IoT
LTE Phone Growth (Units M)
Global IP Traffic (PB per Month)
Hardware Datacenter Spending ($M)
Shipments of Connected Home Devices (Units M)
Source: Gartner 2014
Source: Cisco VNI 2014
Source: Gartner 2014
Source: Gartner 2014
2020E

467
1,316
2014 2019E
$9,397
$15,731
2014 2017E
62,476
131,553
2014 2018E
643
3,789
2014

Avago	Broadcom	Avago Broadcom	

AVAGO TECHNOLOGIES

Highly Profitable Financial Model
($ in B)
(5/03/2015)
(1)
(3/31/2015)
Long-term
model
Revenue $6.6 $8.5 $15.1 5% CAGR
Gross margin 59% 55% 57% 60%
R&D % of revenue 15% 23% 20% 16%
SG&A % of revenue 6% 7% 7% 4%
Operating Income $2.5 $2.1 $4.6
Op. Income margin 38% 24% 30% ~40%
EBITDA $2.7 $2.2 $4.9
EBITDA margin 41% 26% 33% ~43%
+
Sustainable and
growing revenue
Proven operating
model with industry
leading margins
$750M of annual run
rate synergies within
18 months of closing
Strong cash flow
generation & liquidity
Track record of rapid
deleveraging
(1)  Pro forma for LSI, PLX and Emulex transactions
(2) Depreciation estimated as 3% of revenues

(2)
Your Imagination, Our Innovation
Note: Financials presented on non-GAAP basis, excluding stock-based compensation, amortization of intangible assets, and other non-recurring expenses

Your Imagination, Our Innovation
Transaction Overview
Per Share
Consideration
Sources of Financing
Expected Closing
Timetable
Approval Process
Approval by Avago and Broadcom shareholders required
Certain regulatory approvals
~140 million shares and share equivalents
~$9 billion of new debt
~$8 billion of estimated combined company’s cash
By the end of the first calendar quarter of 2016, subject to customary closing conditions
Shareholders can elect:
Final elections subject to proration based on total transaction consideration
Transaction
Consideration
$37 billion of total transaction consideration
Broadcom shareholders expected to own 32% of combined company
(1)  Based on Avago closing share price of $141.49 on May 27, 2015; (2) Restricted equity security that is the economic equivalent off 0.4378 ordinary shares of Avago that will not be transferable or exchangeable for a period of one to two years from the closing of the transaction

–
–
–
$54.50 in cash; or
–
0.4378 ordinary shares; or
–
0.4378 restricted equity securities
(2)
; or
–
A combination of the above
~$17 billion in cash
Economic equivalent of ~140 million Avago shares (current value of ~$20 billion
(1)
)

Your Imagination, Our Innovation
Transaction Financing
Credit Facility
$15.5 billion of new term loans at closing ($6.5 billion to refinance existing debt facilities and $9 billion of new debt)
$500 million revolving credit facility (undrawn)
Facility allows for dividends and share repurchases
Pro Forma
Capitalization
Statistics
($B)
xLTM EBITDA
(w/ $750M
Synergies)
Gross Debt $15.5 2.7x
Cash $1.3 0.2x
Net Debt $14.2 2.5x

Your Imagination, Our Innovation
No Offer or Solicitation
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the United States Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.
Important Additional Information Will be Filed with the SEC
HoldCo will file with the SEC a registration statement on Form S-4, which will include the joint proxy statement of Avago and Broadcom that also constitutes a prospectus of HoldCo and New LP (the “joint proxy statement/prospectus”).  INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT
PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY CAREFULLY WHEN
THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AVAGO, BROADCOM, HOLDCO, NEW LP, THE
PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov.  In addition, investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by the parties by contacting Avago Investor Relations at (408) 435-7400 or investor.relations@avagotech.com (for documents filed with the SEC by Avago, HoldCo or New LP)
or andrewtp@broadcom.com (for documents filed with the SEC by Broadcom).
Participants in the Solicitation
Avago, Broadcom, HoldCo and New LP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Avago and Broadcom in respect of the proposed transactions contemplated by the joint proxy statement/prospectus.  Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of Avago and Broadcom in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information regarding Avago’s directors and executive officers is contained in Avago’s Annual Report on
Form 10-K for the year ended November 2, 2014 and its Proxy Statement on Schedule 14A, dated February 20, 2015, and information regarding Broadcom’s directors and executive officers is contained in Broadcom’s Annual Report on Form 10-K for the year ended December 31, 2014 and its Proxy Statement on
Schedule 14A, dated March 27, 2015, each of which are filed with the SEC and can be obtained free of charge from the sources indicated above.
Important Additional Information